Commitments and Contingencies	6 Months Ended
Jun. 30, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8.       Commitments and Contingencies.

a.       Environmental - MGE Energy and MGE.

MGE Energy and MGE are subject to frequently changing local, state, and federal regulations concerning air quality, water quality, land use, threatened and endangered species, hazardous materials handling, and solid waste disposal. These regulations affect the manner in which they conduct their operations, the costs of those operations, as well as capital and operating expenditures. Regulatory initiatives, proposed rules, and court challenges to adopted rules, have the potential to have a material effect on our capital expenditures and operating costs. These initiatives, proposed rules and court challenges include:

  The President's announced plan and directive to the EPA to regulate carbon pollution, or GHG emissions, from new and existing electric power generation, which is discussed below.

  Rules to regulate NOx and SO2 emissions, including the EPA's Cross States Air Pollution Rule (CSAPR), which is currently vacated as a result of a federal appellate court ruling; and Wisconsin's plan for implementing the EPA's Clean Air Visibility Rule (CAVR). In June 2013, the U.S. Supreme Court indicated that it would review the CSAPR appellate court ruling. The Sierra Club has sought federal appellate court review of the Wisconsin's implementation plan for CAVR. Both the vacation of CSAPR and the appellate court review of Wisconsin's implementation plan for CAVR make the nature of compliance requirements uncertain.

  Rules to regulate mercury and similar emissions, including Wisconsin's adopted Mercury Rule and the EPA's adopted Mercury and Air Toxics Standards.

  The EPA's proposed cooling water intake rules. The EPA issued a proposed Phase II rule and alternative compliance strategies for existing facilities in April 2011 and has announced that it intends to release the final rule in November 2013.

The matters in the second, third and fourth bullet points are discussed further in Footnote 18.e in MGE Energy's and MGE's 2012 Annual Report on Form 10-K. In addition to the developments noted above, the following discussion is an update to the current status of environmental matters set forth in that Footnote.

Water Quality

EPA's Proposed Effluent Limitations Guidelines and Standards for Steam Electric Power Generating Point Source Category

In June 2013, the EPA published a proposed rule focusing on the reduction of metals and other pollutants in wastewater from new and existing coal-burning electric generation plants. The proposed rule is technology-driven in that specific technologies may need to be installed and sites that already have these technologies will be deemed to meet the requirements of the rule. The proposed rule as written will likely affect Columbia and the Elm Road Units. The EPA has announced that it plans to finalize the rule by May 22, 2014 and that it expects the rule to affect power plants as they renew their water discharge permits beginning in July 2017. We are currently evaluating the rule's specific impacts at these sites and will not know the full extent of those impacts until the rule is finalized.

Air Quality

Greenhouse Gas Regulation

President Obama's Executive Order Regarding Climate Change and his Directive to the EPA Regarding Power Sector Pollution Standards

In June 2013, President Obama introduced his “National Climate Action Plan.” The plan consists of planned federal actions and directives to several federal agencies, including the EPA, on a range of activities and policies designed to reduce greenhouse gas emissions in the United States. The directive to the EPA, which President Obama provided to the EPA in a memo, to develop carbon pollution standards for the electric power sector, has the greatest potential affect on MGE's operations. See the GHG New Performance Standards discussion below for additional details.

GHG New Source Performance Standards (NSPS)

On March 27, 2012, the EPA proposed GHG New Source Performance Standards (NSPS) for coal fired and natural gas combined cycle (NGCC) EGUs. The proposal applies to new EGUs only. The EPA had planned to propose NSPS for existing units some time in 2013 as part of a settlement agreement. There was a fair amount of uncertainty regarding the EPA's plans for existing units. In June 2013, however, President Obama provided a directive to the EPA regarding NSPS for new, modified, reconstructed and existing electric power plants.

The June 2013 directive instructed the EPA to re-propose greenhouse gas standards for new power plants by September 2013, based on comments received on their original rule proposal, and to finalize those standards in a timely manner. The directive also instructed the EPA to propose standards, regulations or guidelines for modified, reconstructed and existing power plants under Sections 111(b) and 111(d) of the Clean Air Act no later than June 2014 and to finalize those standards by June 2015. The directive further instructs the EPA to require states to submit implementation plans for this rule by June 30, 2016. The Directive asks the EPA to aim to develop a market-based approach towards carbon reduction, promote cleaner technologies while keeping energy options diverse, work with other government agencies to keep energy affordable and improve energy efficiencies, and engage States, the power industry, and the other key stakeholders in establishing and implementing strategies for greenhouse gas reductions.

While it is too early to predict with any certainty the specific costs that MGE will incur with implementation of a greenhouse gas reduction rule introduced under Section 111 of the Clean Air Act, it is reasonable to assume that costs of implementation of this rule could be significant.

Columbia

MGE and two other utilities jointly own Columbia, a coal-fired generating facility, which accounts for 225 MW (29%) of MGE's net summer generating capability. WPL is the plant operator and permit holder, and owns 46.2% of Columbia. Wisconsin Public Service Corporation (WPSC) owns a 31.8% interest, and MGE owns a 22% interest in Columbia. Based upon current available information, compliance with various environmental requirements and initiatives is expected to result in significant additional operating and capital expenditures at Columbia.

Columbia Environmental Project

See Footnote 4 for information regarding the Columbia environmental construction project.

Title V Operating Permit Petition

As discussed in Footnote 18.e in MGE Energy's and MGE's 2012 Annual Report on From 10-K, the renewal of WPL's Title V operating permit for Columbia has been the subject of litigation initiated by a citizen group. On February 4, 2013, the parties involved dismissed the litigation without prejudice. The consideration of the permit renewal is still pending at the EPA but is expected to be closed out due to the resolution of the Clean Air Act litigation discussed below. MGE believes the permits currently in effect for Columbia remain in place at this time. MGE continues to follow these developments and is unable to predict the outcome of this matter and its impact on its operations or financial condition.

Columbia Clean Air Act Litigation

In December 2009, the EPA sent a notice of violation (NOV) to MGE as one of the co-owners of Columbia. The NOV alleges that WPL, as operator, and the co-owners (WPL, WPS, and MGE) failed to comply with appropriate pre-construction review and permitting requirements and, as a result, violated the PSD program requirements, the Title V operating permit requirements of the CAA and the Wisconsin State Implementation Plan (SIP). In April 2013, EPA filed a lawsuit against the co-owners of Columbia asserting similar allegations. In September 2010 and April 2013, Sierra Club filed lawsuits against WPL alleging violations of the CAA at Columbia and other WPL-operated Wisconsin facilities.

In April 2013, WPL, as operator, along with the other owners of Columbia (MGE and WPS), entered into a consent decree with the EPA and the Sierra Club to resolve these claims, while admitting no liability. In June 2013, the consent decree was approved and entered by the Court. The consent decree requires installation of the following emission controls at Columbia: scrubbers and baghouses at Columbia Units 1 and 2 by December 31, 2014 and an SCR system at Columbia Unit 2 by December 31, 2018. In addition, the consent decree establishes emission rate limits for SO2, nitrogen oxide (NOx), and particulate matter for Columbia Units 1 and 2. The consent decree also includes annual plant-wide emission caps for SO2 and NOx for Columbia. MGE also paid approximately $0.2 million as its share of a civil penalty and will complete approximately $0.6 million in environmental mitigation projects. MGE currently expects to recover any material costs that could be incurred by MGE related to the terms of the final consent decree from MGE's electric customers, except for costs related to the civil penalty.

b.       Chattel Paper Agreement and Other Guarantees - MGE Energy and MGE.

MGE makes available to qualifying customers a financing program for the purchase and installation of energy-related equipment that will provide more efficient use of utility service at the customer's property. MGE is party to a chattel paper purchase agreement with a financial institution under which it can sell or finance an undivided interest with recourse, in up to $10.0 million of the financing program receivables, until July 31, 2014. At June 30, 2013, MGE has outstanding a $4.4 million interest in these receivables. MGE retains the servicing responsibility for these receivables. As of June 30, 2013, the servicing asset recognized by MGE is $0.2 million.

MGE accounts for servicing rights under the amortization method. Initial determination of the servicing asset fair value is based on the present value of the estimated future cash flows. The discount rate is based on the PSCW authorized weighted cost of capital.

MGE would be required to perform under its guarantee if a customer defaulted on its loan. The energy-related equipment installed at the customer sites is used to secure the customer loans. The loan balances outstanding at June 30, 2013, approximate the fair value of the energy-related equipment acting as collateral. The length of the MGE guarantee to the financial institution varies from one to ten years depending on the term of the underlying customer loan. Principal payments for the remainder of 2013 and the next four years on the loans are:

(In thousands)	2013	2014	2015	2016	2017
Chattel Paper	$372	$577	$891	$815	$405

c.       Legal Matters - MGE Energy and MGE.

MGE is involved in various legal matters that are being defended and handled in the normal course of business, including the Columbia matters discussed above. MGE maintains accruals for such costs that are probable of being incurred and subject to reasonable estimation. The accrued amount for these matters is not material to the financial statements.

d.       Purchase Contracts - MGE Energy and MGE.

MGE Energy and MGE have entered into various commodity supply, transportation and storage contracts to meet their obligations to deliver electricity and natural gas to customers. As of June 30, 2013, the future commitments related to these purchase contracts were as follows:

(In thousands)	2013	2014	2015	2016	2017
Coal(a)	$14,686	$16,287	$9,921	$3,770	$1,040
Natural gas supply(b)	14,178	13,836	0	0	0
Purchase power(c)	49,513	48,593	47,667	48,697	49,717
Other	1,798	0	0	0	0
	$80,175	$78,716	$57,588	$52,467	$50,757

(a)       Total coal commitments for the Columbia and Elm Road Units, including transportation. Fuel procurement for MGE's jointly owned Columbia and Elm Road Units are handled by WPL and WEPCO, respectively, who are the operators of those facilities. If any minimum purchase obligations must be paid under these contracts, management believes these obligations would be considered costs of service and recoverable in rates.

(b)       These commitments include market-based pricing. Management expects to recover these costs in future customer rates.

(c)       MGE has several purchase power agreements to help meet future electric supply requirements. Management expects to recover these costs in future customer rates.

e.       Smart Grid Investment Grant - MGE Energy and MGE.

MGE was approved in 2010 by the U.S. Department of Energy (DOE) under the federal stimulus program for a $5.5 million grant for smart grid projects. The DOE grant requires MGE to match the grant funding, bringing the total cost of the projects to more than $11 million. The projects involve the installation of technologies to boost efficiency, enhance service, and improve reliability for customers. The stimulus grant is being used to fund the following projects: advanced metering infrastructure, plug-in hybrid electric vehicles support, and distribution management. As of June 30, 2013, MGE has spent $10.3 million related to these projects and has outstanding agreements to purchase $1.4 million in smart grid related products for the remainder of 2013.